Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Samson STRONG Nations Currency Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated April 30, 2014 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated December 27, 2013

This supplement amends the Summary Prospectus, Prospectus and SAI for the Samson STRONG Nations Currency Fund dated December 27, 2013.

Closing of Investor Class Shares

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Samson Capital Advisors LLC (the “Adviser”), the investment adviser to the Samson STRONG Nations Currency Fund (the “Fund”), has approved closing the Investor Class shares of the Fund to all new purchases.  Effective as of May 30, 2014, Investor Class shares will no longer be available for purchase.  The decision and timing for any future opening or closing of the Investor Class shares of the Fund will be at the discretion of the Adviser, subject to the approval of the Board.

Additionally, on May 30, 2014, the Fund will convert its existing Investor Class shares into Institutional Class shares of the Fund.  Prior to the conversion, shareholders of Investor Class shares may redeem those shares as described in the Fund’s Prospectus.

If Investor Class shares are not redeemed prior to the conversion on May 30, 2014, each shareholder owning Investor Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares.  Please see the Fund’s current Prospectus dated December 27, 2013 for more information about the fees and expenses associated with Institutional Class shares.

Investor Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Investor Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Investor Class shares.  Please note, however, that a redemption of Investor Class shares will be a taxable event and an Investor Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Investor Class shares that are relevant to their specific situation.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.